Exhibit 10.17

STANDARD PROMISSORY NOTE
(UNSECURED)

ON THIS 19TH DAY OF FEBRUARY, 2019, Gold Leaf Distribution, LLC, of 746 North Dr STE A, Melbourne, FL 32934, hereinafter known as the “Borrower” promises to pay to Robert Clark, hereinafter known as the “Lender”, the principal sum of Seventy Thousand ($70,000), with a rate of zero percent (0%) per annum beginning as of the date above in the manner that follows:

1.	PAYMENTS: Borrower shall pay (check the applicable box)

☐ - NO INSTALLMENTS. Payment in full of principal and interest accrued shall be payable on the due date.

☒ - INSTALLMENTS of principal and interest in the amount of Five Hundred Dollars ($500).

☐ - INTEREST ONLY PAYMENTS on the outstanding principal balance.

If installments or interest only payments are checked above, such installment payment shall be due and payable on the (check the applicable box)

☒ -15th day of every month beginning on the 15th day of March, 2019.

☐ - Every week beginning on the ____ day of ____________________, 20___.

2.	DUE DATE: The full balance on this Note, including any accrued interest and late fees, is due and payable on the 15th day of March, 2021.

3.	INTEREST DUE IN THE EVENT OF DEFAULT: In the event that the Borrower fails to pay the note, in full, on the due date or has failed to make an installment payment due within 15 days of the due date, unpaid principal shall accrue interest at the rate of 0 percent (0%) per annum OR the maximum rate allowed by law, whichever is less, until the Borrower is no longer in default.

4.	ALLOCATION OF PAYMENTS: Payments shall be first credited any late fees due, then to interest due and any remainder will be credited to principal.

5.	PREPAYMENT: Borrower may pre-pay this Note without penalty.

6.	LATE FEES: If the Lender receives any installment payment more than 10 days after the date that it is due, then a late payment fee of $0 shall be payable with the scheduled installment payment along with any default interest due.

7.	ACCELERATION: If the Borrower is in default under this Note and fails to make any payment owed and such default is not cured within 30 days after written notice of such default, then Lender may, at its option, shall declare all outstanding sums owed on this Note to be immediately due and payable, in addition to any other rights or remedies that Lender may have under state and federal law.

8.	ATTORNEYS’ FEES AND COSTS: Borrower shall pay all costs incurred by Lender in collecting sums due under this Note after a default, including reasonable attorneys’ fees. If Lender or Borrower sues to enforce this Note or obtain a declaration of its rights hereunder, the prevailing party in any such proceeding shall be entitled to recover its reasonable attorneys’ fees and costs incurred in the proceeding (including those incurred in any bankruptcy proceeding or appeal) from the non-prevailing party.

9.	WAIVER OF PRESENTMENTS: Borrower waives presentment for payment, notice of dishonor, protest and notice of protest.

10.	NON-WAIVER: No failure or delay by Lender in exercising Lender’s rights under this Note shall be considered a waiver of such rights.

11.	SEVERABILITY: In the event that any provision herein is determined to be void or unenforceable for any reason, such determination shall not affect the validity or enforceability of any other provision, all of which shall remain in full force and effect.

12.	INTEGRATION: There are no verbal or other agreements which modify or affect the terms of this Note. This Note may not be modified or amended except by written agreement signed by Borrower and Lender.

13.	NOTICE: Any notices required or permitted to be given hereunder shall be given in writing and shall be delivered (a) in person, (b) by certified mail, postage prepaid, return receipt requested, (c) by facsimile, or (d) by a commercial overnight courier that guarantees next day delivery and provides a receipt, and such notices shall be made to the parties at the addresses listed below.

14.	EXECUTION: The Borrower executes this Note as a principal and not as a surety. If there is more than one Borrower, each Borrower shall be jointly and severally liable under this Note.

SIGNATURE AREA

This agreement was signed the 19th day of February, 2019 by the following:

/s/ Robert Clark	/s/ Robert Clark
Lender’s Signature	Borrower’s Signature

Robert Clark	Robert Clark
Lender’s Printed Name	Borrower’s Printed Name

/s/ J. Gonzalez	/s/ J. Gonzalez
Witness’s Signature	Witness’s Signature

J. Gonzalez	J. Gonzalez
Witness’s Printed Name	Witness’s Printed Name

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